UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 23, 2020
Date of Report (Date of earliest event reported)

MODEL N, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35840	77-0528806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, Suite 300
San Mateo, California 94404
 (Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 610-4600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00015 per share	MODN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 24, 2020, the board of directors of Model N, Inc. (“Model N”) appointed John Ederer, age 51, as Chief Financial Officer, effective January 1, 2021. From August 2018 to November 2020, Mr. Ederer served as Chief Financial Officer at K2 Software Inc., a provider of cloud-based and on-premise digital process automation solution. From October 2017 to August 2018, Mr. Ederer served as Vice President of Finance at Mobilelron Inc., a leading provider of cloud and mobile security solutions. From August 2014 to January 2017, Mr. Ederer served as Vice President of Corporate Finance at TIBCO Software Inc., a provider of big data software integration. Mr. Ederer holds a Bachelors in Economics and History from Brown University.

Pursuant to his employment agreement, Mr. Ederer will (i) receive a $50,000 signing bonus; (ii) receive an annual base salary of $375,000; and (iii) be eligible to receive a cash bonus of up to 60% of his annual base salary, subject to the achievement of certain performance criteria.

Mr. Ederer will also be granted initial equity awards of (i) $1,650,000 worth of restricted stock units that will vest over four years with 25% vesting on the first annual anniversary of the 15th day of the second month of the quarter of his start date and 6.25% vesting quarterly thereafter; and (ii) $1,100,000 worth of performance-based restricted stock units that will vest over three years with 50% vesting on each of February 15, 2023 and February 15, 2024, subject to the achievement of certain performance criteria.

Model N will also enter into its standard forms of Indemnity Agreement and Change in Control and Severance Agreement with Mr. Ederer. The form of Indemnity Agreement is filed as Exhibit 10.01 to our Form S-1 Registration Statement filed on March 12, 2013, which exhibit is incorporated herein by reference. The form of Change in Control and Severance Agreement is filed as Exhibit 10.2 to our Current Report on Form 8-K filed on May 9, 2019, which exhibit is incorporated herein by reference.

There are no arrangements or understandings between Mr. Ederer and any other persons, pursuant to which he was appointed as Chief Financial Officer, no family relationships among any of Model N’s directors or executive officers and Mr. Ederer and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEL N, INC.
(Registrant)

By:	/s/ Cathy Lewis
Cathy Lewis
Chief Accounting Officer
Date: December 29, 2020